EXHIBIT 99.1

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segments

For the Quarters Ended March 31, (*)

(pounds in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
Volume
2004 Volume	666	1,079	555	404	582	3,286	654	501	1,155	4,441
2003 Volume	670	1,038	560	388	597	3,253	666	499	1,165	4,418
% Change	(0.6)%	3.9%	(0.9)%	4.1%	(2.5)%	1.0%	(1.8)%	0.4%	(0.9)%	0.5%

Divested Businesses:
- Divested Businesses - 2003	—	—	—	—	—	—	(15)	—	(15)	(15)
Ongoing Volume - Including Acquisitions
2004 Volume	666	1,079	555	404	582	3,286	654	501	1,155	4,441
2003 Volume	670	1,038	560	388	597	3,253	651	499	1,150	4,403
% Change	(0.6)%	3.9%	(0.9)%	4.1%	(2.5)%	1.0%	0.5%	0.4%	0.4%	0.9%

Memo: Acquired Businesses
Volume	—	—	1	—	—	1	23	—	23	24

(*)     Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Quarters Ended March 31, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
2004 Net Revenues	$671	$1,708	$1,048	$591	$1,274	$5,292	$1,713	$570	$2,283	$7,575
2003 Net Revenues	701	1,551	1,041	552	1,305	5,150	1,548	537	2,085	7,235
% Change	(4.3)%	10.1%	0.7%	7.1%	(2.4)%	2.8%	10.7%	6.1%	9.5%	4.7%

Reconciliation:
2003 Net Revenues	$701	$1,551	$1,041	$552	$1,305	$5,150	$1,548	$537	$2,085	$7,235
- Divested Businesses - 2004	—	—	—	—	—	—	—	7	7	7
- Divested Businesses - 2003	—	—	—	—	—	—	(31)	(9)	(40)	(40)
- Acquired Businesses	—	—	1	—	—	1	12	—	12	13
- Currency	—	72	—	—	—	72	207	26	233	305
- Operations	(30)	85	6	39	(31)	69	(23)	9	(14)	55

2004 Net Revenues	$671	$1,708	$1,048	$591	$1,274	$5,292	$1,713	$570	$2,283	$7,575

Memo: Ongoing, Constant Currency Revenues (1)
% Change	(4.3)%	5.5%	0.7%	7.1%	(2.4)%	1.4%	(0.7)%	1.7%	(0.1)%	0.9%

(1)     The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the growth prospects of the business on a go-forward basis, and provides improved comparability of results.

(*)     Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended March 31, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
2004 Operating Companies Income	$169	$203	$197	$212	$52	$833	$155	$33	$188	$1,021
2003 Operating Companies Income	223	309	225	213	268	1,238	194	65	259	1,497
% Change	(24.2)%	(34.3)%	(12.4)%	(0.5)%	(80.6)%	(32.7)%	(20.1)%	(49.2)%	(27.4)%	(31.8)%

Reconciliation:
2003 Operating Companies Income	$223	$309	$225	$213	$268	$1,238	$194	$65	$259	$1,497
- Divested Businesses - 2003	—	—	—	—	—	—	(5)	(2)	(7)	(7)
- Asset Impairment and Exit Costs - 2004	(6)	(62)	(9)	(9)	(159)	(245)	(32)	(14)	(46)	(291)
- Implementation Costs - 2004	—	—	—	—	—	—	(1)	—	(1)	(1)
- Currency	—	11	—	—	—	11	26	(1)	25	36
- Operations	(48)	(55)	(19)	8	(57)	(171)	(27)	(15)	(42)	(213)

2004 Operating Companies Income	$169	$203	$197	$212	$52	$833	$155	$33	$188	$1,021

(*)     Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segments

For the Quarters Ended June 30, (*)

(pounds in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
Volume
2004 Volume	907	1,147	562	510	597	3,723	729	589	1,318	5,041
2003 Volume	757	1,110	561	509	600	3,537	735	584	1,319	4,856
% Change	19.8%	3.3%	0.2%	0.2%	(0.5)%	5.3%	(0.8)%	0.9%	(0.1)%	3.8%

Divested Businesses:
- Divested Businesses - 2004	—	—	—	—	—	—	—	(1)	(1)	(1)
- Divested Businesses - 2003	—	—	—	—	—	—	(16)	(1)	(17)	(17)

Ongoing Volume - Including Acquisitions
2004 Volume	907	1,147	562	510	597	3,723	729	588	1,317	5,040
2003 Volume	757	1,110	561	509	600	3,537	719	583	1,302	4,839
% Change	19.8%	3.3%	0.2%	0.2%	(0.5)%	5.3%	1.4%	0.9%	1.2%	4.2%

Memo: Acquired Businesses
Volume	117	18	1	—	—	136	17	—	17	153

(*)     Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Quarters Ended June 30, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
2004 Net Revenues	$683	$1,838	$1,053	$689	$1,333	$5,596	$1,812	$683	$2,495	$8,091
2003 Net Revenues	635	1,665	1,014	699	1,356	5,369	1,677	660	2,337	7,706
% Change	7.6%	10.4%	3.8%	(1.4)%	(1.7)%	4.2%	8.1%	3.5%	6.8%	5.0%

Reconciliation:
2003 Net Revenues	$635	$1,665	$1,014	$699	$1,356	$5,369	$1,677	$660	$2,337	$7,706
- Divested Businesses - 2004	—	—	—	—	—	—	—	8	8	8
- Divested Businesses - 2003	—	—	—	—	—	—	(33)	(8)	(41)	(41)
- Acquired Businesses	39	7	1	—	—	47	9	—	9	56
- Currency	—	40	—	—	—	40	169	28	197	237
- Operations	9	126	38	(10)	(23)	140	(10)	(5)	(15)	125

2004 Net Revenues	$683	$1,838	$1,053	$689	$1,333	$5,596	$1,812	$683	$2,495	$8,091

Memo: Ongoing, Constant Currency Revenues (1)
% Change	7.6%	8.0%	3.8%	(1.4)%	(1.7)%	3.5%	(0.1)%	(0.8)%	(0.3)%	2.4%

(1)     The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the growth prospects of the business on a go-forward basis, and provides improved comparability of results.

(*)     Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended June 30, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
2004 Operating Companies Income	$139	$215	$187	$268	$225	$1,034	$140	$81	$221	$1,255
2003 Operating Companies Income	170	335	199	295	297	1,296	229	106	335	1,631
% Change	(18.2)%	(35.8)%	(6.0)%	(9.2)%	(24.2)%	(20.2)%	(38.9)%	(23.6)%	(34.0)%	(23.1)%

Reconciliation:
2003 Operating Companies Income	$170	$335	$199	$295	$297	$1,296	$229	$106	$335	$1,631
- Divested Businesses - 2004	—	—	—	—	—	—	—	2	2	2
- Divested Businesses - 2003	—	—	—	—	—	—	(7)	—	(7)	(7)
- Asset Impairment and Exit Costs - 2004	(4)	(27)	1	—	(9)	(39)	(81)	(9)	(90)	(129)
- Implementation Costs - 2004	—	(1)	—	(2)	(6)	(9)	—	—	—	(9)
- Currency	—	7	—	—	—	7	19	(1)	18	25
- Operations	(27)	(99)	(13)	(25)	(57)	(221)	(20)	(17)	(37)	(258)

2004 Operating Companies Income	$139	$215	$187	$268	$225	$1,034	$140	$81	$221	$1,255

(*)     Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segments

For the Quarters Ended September 30, (*)

(pounds in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery		U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific		Kraft Int’l Commercial	Total Kraft
Volume

2004 Volume	738	1,069	558	364		613	3,342	695	542		1,237	4,579
2003 Volume	655	1,036	544	370		590	3,195	685	559		1,244	4,439
% Change	12.7%	3.2%	2.6%	(1.6)%		3.9%	4.6%	1.5%	(3.0)%		(0.6)%	3.2%

Divested Businesses:
- Divested Businesses - 2003	—	—	—	—		—	—	(9)	—		(9)	(9)

Ongoing Volume - Including Acquisitions

2004 Volume	738	1,069	558	364		613	3,342	695	542		1,237	4,579
2003 Volume	655	1,036	544	370		590	3,195	676	559		1,235	4,430
% Change	12.7%	3.2%	2.6%	(1.6	) %	3.9%	4.6%	2.8%	(3.0	) %	0.2%	3.4%

Memo: Acquired Businesses
Volume	96	14	1	—		—	111	—	—		—	111

(*)         Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Quarters Ended September 30, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft

2004 Net Revenues	$607	$1,788	$1,088	$520	$1,368	$5,371	$1,736	$611	$2,347	$7,718
2003 Net Revenues	562	1,621	1,038	531	1,333	5,085	1,637	628	2,265	7,350
% Change	8.0%	10.3%	4.8%	(2.1)%	2.6%	5.6%	6.0%	(2.7)%	3.6%	5.0%

Reconciliation:

2003 Net Revenues	$562	$1,621	$1,038	$531	$1,333	$5,085	$1,637	$628	$2,265	$7,350

- Divested Businesses - 2004	—	—	—	—	—	—	—	4	4	4
- Divested Businesses - 2003	—	—	—	—	—	—	(27)	(3)	(30)	(30)

- Acquired Businesses	31	5	1	—	—	37	—	—	—	37

- Implementation Costs	—	—	—	—	(5)	(5)	—	—	—	(5)

- Currency	—	13	—	—	—	13	91	(21)	70	83

- Operations	14	149	49	(11)	40	241	35	3	38	279

2004 Net Revenues	$607	$1,788	$1,088	$520	$1,368	$5,371	$1,736	$611	$2,347	$7,718

Memo: Ongoing, Constant Currency Revenues (1)

% Change	8.0%	9.5%	4.8%	(2.1)%	3.0%	5.5%	2.2%	0.5%	1.7%	4.3%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the growth prospects of the business on a go-forward basis, and provides improved comparability of results.

(*) Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended September 30, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft

2004 Operating Companies Income	$118	$279	$209	$196	$254	$1,056	$167	$57	$224	$1,280
2003 Operating Companies Income	133	282	222	187	261	1,085	235	97	332	1,417
% Change	(11.3)%	(1.1)%	(5.9)%	4.8%	(2.7)%	(2.7)%	(28.9)%	(41.2)%	(32.5)%	(9.7)%

Reconciliation:
2003 Operating Companies Income	$133	$282	$222	$187	$261	$1,085	$235	$97	$332	$1,417

- Divested Businesses - 2004	—	—	—	—	—	—	—	(1)	(1)	(1)

- Divested Businesses - 2003	—	—	—	—	—	—	(3)	—	(3)	(3)

- Asset Impairment and Exit Costs - 2004	—	(1)	—	—	(4)	(5)	(36)	(3)	(39)	(44)

- Asset Impairment and Exit Costs - 2003	—	—	—	—	—	—	6	—	6	6

- Implementation Costs - 2004	—	(1)	—	—	(3)	(4)	(3)	—	(3)	(7)

- Gains/(Losses) on Sales of Businesses - 2004	—	—	—	—	—	—	—	(8)	(8)	(8)

- (Gains)/Losses on Sales of Businesses - 2003	—	—	—	—	—	—	(23)	—	(23)	(23)

- Currency	—	3	—	—	—	3	11	(4)	7	10

- Operations	(15)	(4)	(13)	9	—	(23)	(20)	(24)	(44)	(67)

2004 Operating Companies Income	$118	$279	$209	$196	$254	$1,056	$167	$57	$224	$1,280

(*) Due to a change for Discontinued Operations, results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segments

For the Quarters Ended December 31, (*)

(pounds in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
Volume

2004 Volume	657	1,232	530	412	632	3,463	837	641	1,478	4,941
2003 Volume	552	1,189	506	411	602	3,260	867	653	1,520	4,780
% Change	19.0%	3.6%	4.7%	0.2%	5.0%	6.2%	(3.5)%	(1.8)%	(2.8)%	3.4%

Divested Businesses:
- Divested Businesses - 2003	—	—	—	—	—	—	(9)	—	(9)	(9)

Ongoing Volume - Including Acquisitions

2004 Volume	657	1,232	530	412	632	3,463	837	641	1,478	4,941
2003 Volume	552	1,189	506	411	602	3,260	858	653	1,511	4,771
% Change	19.0%	3.6%	4.7%	0.2%	5.0%	6.2%	(2.4)%	(1.8)%	(2.2)%	3.6%

Memo: Acquired Businesses
Volume	86	15	—	—	—	101	—	4	4	105

(*) Due to a change for Discontinued Operations, prior period results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Quarters Ended December 31, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft

2004 Net Revenues	$594	$2,086	$1,061	$625	$1,435	$5,801	$2,261	$722	$2,983	$8,784
2003 Net Revenues	535	1,879	965	606	1,348	5,333	2,152	722	2,874	8,207
% Change	11.0%	11.0%	9.9%	3.1%	6.5%	8.8%	5.1%	0.0%	3.8%	7.0%

Reconciliation:

2003 Net Revenues	$535	$1,879	$965	$606	$1,348	$5,333	$2,152	$722	$2,874	$8,207

- Divested Businesses - 2003	—	—	—	—	—	—	(24)	(10)	(34)	(34)

- Acquired Businesses	24	8	—	—	—	32	—	2	2	34

- Implementation Costs	(1)	—	—	(1)	—	(2)	—	—	—	(2)

- Currency	—	39	—	—	—	39	182	(8)	174	213

- Operations	36	160	96	20	87	399	(49)	16	(33)	366

2004 Net Revenues	$594	$2,086	$1,061	$625	$1,435	$5,801	$2,261	$722	$2,983	$8,784

Memo: Ongoing, Constant Currency Revenues (1)

% Change	11.2%	8.9%	9.9%	3.3%	6.5%	8.1%	(2.3)%	2.5%	(1.1)%	4.9%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the growth prospects of the business on a go-forward basis, and provides improved comparability of results.

(*) Due to a change for Discontinued Operations, prior period results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended December 31, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft

2004 Operating Companies Income	$53	$292	$178	$218	$206	$947	$221	$79	$300	$1,247
2003 Operating Companies Income	104	345	171	199	220	1,039	344	123	467	1,506
% Change	(49.0)%	(15.4)%	4.1%	9.5%	(6.4)%	(8.9)%	(35.8)%	(35.8)%	(35.8)%	(17.2)%

Reconciliation:
2003 Operating Companies Income	$104	$345	$171	$199	$220	$1,039	$344	$123	$467	$1,506

- Divested Businesses - 2003	—	—	—	—	—	—	(2)	—	(2)	(2)

- Asset Impairment and Exit Costs - 2004	1	(21)	(33)	1	(50)	(102)	(31)	(6)	(37)	(139)

- Integration Costs - 2003	(3)	(1)	(2)	(7)	—	(13)	—	—	—	(13)

- Implementation Costs - 2004	(4)	(6)	(4)	(4)	(9)	(27)	(5)	(1)	(6)	(33)

- Gains/(Losses) on Sales of Businesses - 2004	—	—	—	—	—	—	5	—	5	5

- (Gains)/Losses on Sales of Businesses - 2003	—	—	—	—	—	—	(8)	—	(8)	(8)

- Investment Impairment	—	—	—	—	—	—	(47)	—	(47)	(47)

- Currency	—	8	—	—	—	8	22	(3)	19	27

- Operations	(45)	(33)	46	29	45	42	(57)	(34)	(91)	(49)

2004 Operating Companies Income	$53	$292	$178	$218	$206	$947	$221	$79	$300	$1,247

(*) Due to a change for Discontinued Operations, prior period results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segments

For the Years Ended December 31, (*)

(pounds in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft
Volume

2004 Volume	2,968	4,527	2,205	1,690	2,424	13,814	2,915	2,273	5,188	19,002

2003 Volume	2,634	4,373	2,171	1,678	2,389	13,245	2,953	2,295	5,248	18,493

% Change	12.7%	3.5%	1.6%	0.7%	1.5%	4.3%	(1.3)%	(1.0)%	(1.1)%	2.8%

Divested Businesses:
- Divested Businesses - 2004	—	—	—	—	—	—	—	(1)	(1)	(1)
- Divested Businesses - 2003	—	—	—	—	—	—	(49)	(1)	(50)	(50)

Ongoing Volume - Including Acquisitions

2004 Volume	2,968	4,527	2,205	1,690	2,424	13,814	2,915	2,272	5,187	19,001

2003 Volume	2,634	4,373	2,171	1,678	2,389	13,245	2,904	2,294	5,198	18,443

% Change	12.7%	3.5%	1.6%	0.7%	1.5%	4.3%	0.4%	(1.0)%	(0.2)%	3.0%

Memo: Acquired Businesses

Volume	299	47	3	—	—	349	40	4	44	393

(*) Due to a change for Discontinued Operations, prior year results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Years Ended December 31, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft

2004 Net Revenues	$2,555	$7,420	$4,250	$2,425	$5,410	$22,060	$7,522	$2,586	$10,108	$32,168
2003 Net Revenues	2,433	6,716	4,058	2,388	5,342	20,937	7,014	2,547	9,561	30,498
% Change	5.0%	10.5%	4.7%	1.5%	1.3%	5.4%	7.2%	1.5%	5.7%	5.5%

Reconciliation:
2003 Net Revenues	$2,433	$6,716	$4,058	$2,388	$5,342	$20,937	$7,014	$2,547	$9,561	$30,498

- Divested Businesses - 2004	—	—	—	—	—	—	—	19	19	19
- Divested Businesses - 2003	—	—	—	—	—	—	(115)	(30)	(145)	(145)

- Acquired Businesses	94	20	3	—	—	117	21	2	23	140

- Implementation Costs	(1)	—	—	(1)	(5)	(7)	—	—	—	(7)

- Currency	—	164	—	—	—	164	649	25	674	838

- Operations	29	520	189	38	73	849	(47)	23	(24)	825

2004 Net Revenues	$2,555	$7,420	$4,250	$2,425	$5,410	$22,060	$7,522	$2,586	$10,108	$32,168

Memo: Ongoing, Constant Currency Revenues (1)

% Change	5.1%	8.0%	4.7%	1.6%	1.4%	4.6%	(0.4)%	1.0%	(0.0)%	3.2%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure

(*) Due to a change for Discontinued Operations, prior year results have been restated.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Years Ended December 31, (*)

($ in millions)

	U.S. Beverages	U.S. Cheese, Canada & North America Foodservice	U.S. Convenient Meals	U.S. Grocery	U.S. Snacks & Cereals	Kraft North America Commercial	Europe, Middle East & Africa	Latin America & Asia Pacific	Kraft Int’l Commercial	Total Kraft

2004 Operating Companies Income	$479	$989	$771	$894	$737	$3,870	$683	$250	$933	$4,803

2003 Operating Companies Income	630	1,271	817	894	1,046	4,658	1,002	391	1,393	6,051

% Change	(24.0)%	(22.2)%	(5.6)%	0.0%	(29.5)%	(16.9)%	(31.8)%	(36.1)%	(33.0)%	(20.6)%

Reconciliation:

2003 Operating Companies Income	$630	$1,271	$817	$894	$1,046	$4,658	$1,002	$391	$1,393	$6,051

- Divested Businesses - 2004	—	—	—	—	—	—	—	1	1	1

- Divested Businesses - 2003	—	—	—	—	—	—	(17)	(2)	(19)	(19)

- Asset Impairment and Exit Costs - 2004	(9)	(111)	(41)	(8)	(222)	(391)	(180)	(32)	(212)	(603)

- Asset Impairment and Exit Costs - 2003	—	—	—	—	—	—	6	—	6	6

- Integration Costs - 2003	(3)	(1)	(2)	(7)	—	(13)	—	—	—	(13)

- Implementation Costs - 2004	(4)	(8)	(4)	(6)	(18)	(40)	(9)	(1)	(10)	(50)

- Gains/(Losses) on Sales of Businesses - 2004	—	—	—	—	—	—	5	(8)	(3)	(3)

- (Gains)/Losses on Sales of Businesses - 2003	—	—	—	—	—	—	(31)	—	(31)	(31)

- Investment Impairment	—	—	—	—	—	—	(47)	—	(47)	(47)

- Currency	—	29	—	—	—	29	78	(9)	69	98

- Operations	(135)	(191)	1	21	(69)	(373)	(124)	(90)	(214)	(587)

2004 Operating Companies Income	$479	$989	$771	$894	$737	$3,870	$683	$250	$933	$4,803

(*) Due to a change for Discontinued Operations, prior year results have been restated.